Exhibit H (ii)

SCHEDULE A

LIST OF FUNDS AND PORTFOLIOS AND PRINCIPAL PLACES OF BUSINESS

Dated as of July 6, 2012

Funds	Portfolios	Principle Place of Business
Legg Mason Partners Equity Trust

•   Legg Mason ClearBridge Aggressive Growth Fund

•   Legg Mason Capital Management All Cap Fund

•   Legg Mason ClearBridge Appreciation Fund

•   Legg Mason ClearBridge Equity Income Builder Fund

•   Legg Mason ClearBridge Tactical Dividend Income Fund

•   Legg Mason Essempia Emerging Markets Equity Fund

•   Legg Mason ClearBridge Equity Fund

•   Legg Mason Investment Counsel Financial Services Fund

•   Legg Mason ClearBridge Fundamental All Cap Value Fund

•   Legg Mason Batterymarch Global Equity Fund

•   Legg Mason Global Currents International All Cap Opportunity Fund

•   Legg Mason ClearBridge Large Cap Value Fund

•   Legg Mason ClearBridge Large Cap Growth Fund

•   Legg Mason Lifestyle Allocation 30%

•   Legg Mason Lifestyle Allocation 50%

•   Legg Mason Lifestyle Allocation 70%

•   Legg Mason Lifestyle Allocation 85%

•   Legg Mason ClearBridge Mid Cap Core Fund

•   Legg Mason Batterymarch S&P 500 Index Fund

•   Legg Mason ClearBridge Mid Cap Growth Fund

•   Legg Mason ClearBridge Small Cap Growth Fund

•   Legg Mason ClearBridge Small Cap Value Fund

•   Legg Mason Investment Counsel Social Awareness Fund

•   Legg Mason Target Retirement 2015

•   Legg Mason Target Retirement 2020

•   Legg Mason Target Retirement 2025

•   Legg Mason Target Retirement 2030

•   Legg Mason Target Retirement 2035

55 Water Street New York, N.Y. 10041

•    Legg Mason Target Retirement 2040

•    Legg Mason Target Retirement 2045

•    Legg Mason Target Retirement 2050

•    Legg Mason Target Retirement Fund

•    Legg Mason Batterymarch U.S. Large Cap Equity Fund

•    Legg Mason Permal Tactical Allocation Fund

Legg Mason Partners Variable Equity Trust

•    Legg Mason ClearBridge Variable Aggressive Growth Portfolio

•    Legg Mason ClearBridge Variable Appreciation Portfolio

•    Legg Mason ClearBridge Variable Equity Income Builder Portfolio

•    Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio

•    Legg Mason Global Currents Variable International All Cap Opportunity Portfolio

•    Legg Mason ClearBridge Variable Large Cap Value Fund

•    Legg Mason ClearBridge Variable Large Cap Growth Portfolio

•    Legg Mason Variable Lifestyle Allocation 50%

•    Legg Mason Variable Lifestyle Allocation 70%

•    Legg Mason Variable Lifestyle Allocation 85%

•    Legg Mason ClearBridge Variable Mid Cap Core Portfolio

•    Legg Mason ClearBridge Variable Small Cap Growth Portfolio

•    Legg Mason Investment Counsel Variable Social Awareness Portfolio

55 Water Street New York, N.Y. 10041

Legg Mason Partners Income Trust

•    Legg Mason Western Asset Adjustable Rate Income Fund

•    Legg Mason Western Asset California Municipals Fund

•    Legg Mason Western Asset Core Bond Fund

•    Legg Mason Western Asset Core Plus Bond Fund

•    Legg Mason Western Asset Corporate Bond Fund

•    Legg Mason Western Asset Global High Yield Bond Fund

•    Legg Mason Western Asset Global Inflation Management Fund

55 Water Street New York, N.Y. 10041

•    Legg Mason Western Asset Mortgage Backed Securities Fund

•    Legg Mason Western Asset High Income Fund

•    Legg Mason Western Asset Intermediate Maturity California Municipals Fund

•    Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

•    Legg Mason Western Asset Intermediate-Term Municipals Fund

•    Legg Mason Western Asset Managed Municipals Fund

•    Legg Mason Western Asset Massachusetts Municipals Fund

•    Legg Mason Western Asset Municipal High Income Fund

•    Legg Mason Western Asset New Jersey Municipals Fund

•    Legg Mason Western Asset New York Municipals Fund

•    Legg Mason Western Asset Oregon Municipals Fund

•    Legg Mason Western Asset Pennsylvania Municipals Fund

•    Legg Mason Western Asset Short Duration Municipal Income Fund

•    Legg Mason Western Asset Short-Term Bond Fund

•    Legg Mason Western Asset Strategic Income Fund

•    Western Asset Emerging Markets Debt Portfolio

Legg Mason Partners Institutional Trust

•    Western Asset Institutional Cash Reserves

•    Western Asset Institutional Liquid Reserves

•    Western Asset Institutional Tax Free Reserves

•    Western Asset Institutional U.S. Treasury Reserves

•    Western Asset Institutional AMT Free Municipal Money Market Fund

•    Western Asset Institutional Government Reserves

•    Legg Mason Western Asset SMASh Series C Fund

•    Legg Mason Western Asset SMASh Series EC Fund

•    Legg Mason Western Asset SMASh Series M Fund

55 Water Street New York, N.Y. 10041

Legg Mason Partners Money Market Trust	• Western Asset California Tax Free Money Market Fund • Western Asset Connecticut Municipal Money Market Fund	55 Water Street New York, N.Y. 10041

•    Western Asset Liquid Reserves

•    Western Asset New York Tax Free Money Market Fund

•    Western Asset Tax Free Reserves

•    Western Asset U.S. Treasury Reserves

•    Western Asset California Municipal Money Market Fund

•    Western Asset Government Money Market Fund

•    Western Asset Massachusetts Municipal Money Market Fund

•    Western Asset Money Market Fund

•    Western Asset Municipal Money Market Fund

•    Western Asset New York Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust	• Western Asset Premium Liquid Reserves • Western Asset Premium U.S. Treasury Reserves • Western Asset Premium Tax Free Reserves	55 Water Street New York, N.Y. 10041

Legg Mason Partners Variable Income Trust

•    Legg Mason Western Asset Variable Global High Yield Bond Portfolio

•    Legg Mason Western Asset Variable High Income Portfolio

•    Legg Mason Western Asset Variable Money Market Portfolio

•    Legg Mason Western Asset Variable Strategic Bond Portfolio

55 Water Street New York, N.Y. 10041

Legg Mason Investment Trust	• Legg Mason Capital Management Opportunity Trust	100 International Drive Baltimore, MD 21202

Legg Mason Tax-Free Income Fund	• Legg Mason Investment Counsel Maryland Tax-Free Income Trust	100 International Drive Baltimore, MD 21202

Legg Mason Global Asset Management Trust

•    Legg Mason Strategic Real Return Fund

•    Legg Mason Capital Management Disciplined Equity Research Fund

•    Legg Mason BW International Opportunities Bond Fund

•    Legg Mason BW Diversified Large Cap Value Fund

•    Legg Mason BW Absolute Return Opportunities Fund

•    Legg Mason BW Classic Large Cap Value Fund

•    Legg Mason Capital Management Value Trust

•    Legg Mason Capital Management Special Investment Trust

•    Legg Mason Capital Management Growth Trust

•    Legg Mason Batterymarch International Equity Trust

100 International Drive Baltimore, MD 21202

•    Legg Mason Batterymarch Emerging Markets Trust

•    Legg Mason Batterymarch U.S. Small-Capitalization Equity Portfolio

•    Legg Mason BW Global Opportunities Bond Fund

•    Legg Mason BW Global High Yield Fund

Western Asset Funds, Inc.

•    Western Asset Total Return Unconstrained Portfolio

•    Western Asset Core Bond Portfolio

•    Western Asset Core Plus Bond Portfolio

•    Western Asset Enhanced Equity Portfolio

•    Western Asset Global Multi-Sector Portfolio

•    Western Asset High Yield Portfolio

•    Western Asset Inflation Indexed Plus Bond Portfolio

•    Western Asset Intermediate Bond Portfolio

•    Western Asset Limited Duration Bond Portfolio

•    Western Asset Non-U.S. Opportunity Bond Portfolio

385 East Colorado Boulevard Pasadena, CA 91101